Filed pursuant to Rule 497(e)
Registration Nos. 033-96634; 811-09094
September 18, 2023
LEUTHOLD FUNDS, INC.
Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX
Leuthold Core ETF LCR Listed on NYSE Arca, Inc.
Supplement to the
Statement of Additional Information dated January 31, 2023

Effective as of September 15, 2023, Quasar Distributors, LLC serves as the distributor to the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Fund, the Grizzly Short Fund, and the Leuthold Core ETF.

As a result, the following sections of the Statement of Additional Information are amended and restated as provided below:

Code of Ethics
The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While Quasar Distributors, LLC, as the distributor to the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Grizzly Short Fund, and the Leuthold Core ETF, has adopted a code of ethics that is compliant with Rule 17j-1, the distributor is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).
Distributor - Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund
Quasar Distributors, LLC serves as the distributor for the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the applicable Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval (subject to any applicable regulatory exceptions). The Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Corporation through a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Agreement or by vote of a majority of the outstanding voting securities of a Fund, or by Quasar Distributors, LLC, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that Quasar Distributors, LLC is indemnified against losses for certain of its activities as distributor, provided that it is not indemnified it the event of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.
Distributor – Leuthold Core ETF
Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the Fund. Its principal business address is Three Canal Plaza, Suite 100, Portland, ME 04106. The Distributor is party to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares.
Under the Distribution Agreement, the Distributor, as agent for the Fund, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Corporation on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Directors), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).
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The date of this Supplement is September 18, 2023.
Please retain this Supplement for future reference.